Summary Prospectus

International Equities

Delaware Pooled® Trust
The International Equity Portfolio

March 1, 2011

Before you invest, you may want to review the Portfolio’s statutory prospectus (and any supplements thereto), which contains more information about the Portfolio and its risks. You can find the Portfolio’s statutory prospectus and other information about the Portfolio, including its statement of additional information and most recent reports to shareholders online at www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling 800 362-7500 or by sending an e-mail request to service@delinvest.com. The Portfolio’s statutory prospectus and statement of additional information, both dated March 1, 2011, and any supplements thereto, are incorporated by reference into this summary prospectus.

Summary Prospectus

This Portfolio is closed to new investors.

What is the Portfolio’s investment objective?

The International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.12%
Total annual portfolio operating expenses	0.87%

Expense example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and assumes that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual Portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-U.S. issuers. This policy is in addition to the 80% Policy.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a U.S.-domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment’s total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys

Summary Prospectus

less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations, and other private entities. Such governmental fixed income securities will be, at the time of purchase, of the highest quality (for example, AAA by S&P or Aaa by Moody’s) or of comparable quality. Corporate fixed income securities will be, at the time of purchase, rated in one of the top two rating categories (for example, AAA and AA by S&P or Aaa and Aa by Moody’s) or of comparable quality.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. Principal risks include:

Risk	Definition
Investment not guaranteed by the Manager or its affiliates
Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Market risk
The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk
The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, inefficient markets and higher transaction costs, changes in currency exchange rates, foreign economic conditions, or inadequate or different regulatory and accounting standards.

Currency risk	The risk that the value of a portfolio’s investments may be negatively affected by changes in foreign currency exchange rates.
Futures and options risk
The possibility that a portfolio may experience a loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss that a portfolio gains from using the strategy.

Derivatives risk
Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty’s ability to fulfill its contractual obligations.

Interest rate risk	The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because companies in the real estate sector and smaller companies often borrow money to finance their operations, they may be adversely affected by rising interest rates.
Liquidity risk	The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

How has The International Equity Portfolio performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our web site at www.delawareinvestments.com/institutional.

Summary Prospectus

Year-by-year total return

During the periods illustrated in this bar chart, The International Equity Portfolio’s highest quarterly return was 22.52% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.

Average annual returns for periods ended December 31, 2010

	1 year	5 years	10 years
Return before taxes	2.57%	2.65%	6.10%
Return after taxes on distributions	1.41%	1.25%	5.11%
Return after taxes on distributions
and sale of Portfolio shares	1.66%	2.45%	5.34%
MSCI EAFE Index (gross returns)
(reflects no deduction for fees, expenses, or taxes)	8.20%	2.93%	3.93%
MSCI EAFE Index (net returns)
(reflects no deduction for fees or expenses)	7.75%	2.46%	3.50%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.

Sub-adviser

Mondrian Investment Partners Ltd.

Start date on the
Portfolio managers	Position with Mondrian Investment Partners Ltd.	Portfolio
Elizabeth A. Desmond	Director/Chief Investment Officer, International Equities	October 1999
Clive A. Gillmore	Chief Executive Officer	October 1999
Nigel G. May	Deputy Chief Executive Officer	January 2001
David G. Tilles	Executive Chairman	February 1992

Purchase and redemption of Portfolio shares

The Portfolio is closed to any new investors. Existing shareholders of the Portfolio, which include participants of existing defined benefit plans that have the Portfolio on their investment platform, and shareholders of The Labor Select International Equity Portfolio, may continue to purchase shares.

You may purchase or redeem shares of the Portfolio on any day that the New York Stock Exchange (NYSE) is open for business (a business day). Shares may be purchased or redeemed: by regular mail (c/o Delaware Pooled® Trust, Attn: Client Services, 2005 Market Street, Philadelphia, PA 19103-7094); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in-kind. Please refer to the Portfolio’s statutory prospectus and statement of additional information for more details regarding the purchase and sale of Portfolio shares.

Shares of the Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolio is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. Delaware Pooled Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus.

Summary Prospectus

Generally, the minimum initial investment for the shareholder of record is $1 million in the aggregate across all Portfolios of the Delaware Pooled® Trust. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Delaware Pooled Trust has been satisfied.

Tax information

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other financial intermediaries

If you purchase the Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to a recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

SMPR-031 [10/10] DG3 16181 [3/11]